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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2002

                                   AVAYA INC.
             (Exact name of registrant as specified in its charter)

           Delaware                    1-15951            22-3713430
  (State or other jurisdiction      (Commission         (IRS Employer
      of incorporation)              File Number)     Identification No.)

   211 Mount Airy Road Basking Ridge, NJ                     07920
 (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (908) 953-6000

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ITEM 5. OTHER EVENTS

     On March 28, 2002, Avaya Inc., a Delaware corporation (the "Company"), completed a public offering (the "Offering") of $440 million of its 11 1/8% Senior Secured Notes due 2009, resulting in net proceeds to the Company of approximately $425 million.

     Attached hereto as Exhibit 4.1 is the Second Supplemental Indenture, dated as of March 28, 2002, entered into by the Company and The Bank of New York, as Trustee, in connection with the Offering.

     Attached hereto as Exhibit 4.2 is the Form of Global Note executed by the Company in connection with the Offering.

     Attached hereto as Exhibit 10.2 is the Security Agreement, dated as of March 25, 2002, entered into by the Company, certain subsidiaries of the Company and The Bank of New York, as Collateral Trustee, in connection with the Offering.

     Attached hereto as Exhibit 10.2 is the Collateral Trust Agreement, dated as of March 25, 2002, entered into by the Company, certain subsidiaries of the Company and The Bank of New York, as Collateral Trustee, in connection with the Offering.

     Attached hereto as Exhibit 12.1 is a computation of the Ratio of Earnings to Fixed Charges for the Company for the three month periods ended December 31, 2001 and 2000, and the pro forma Ratio of Earnings to Fixed Charges for the three months ended December 31, 2001 and the fiscal year ended September 30, 2001.

ITEM 7(c).  EXHIBITS

4.1 Second Supplmental Indenture, dated as of March 28, 2002, between the Company and The Bank of New York, as Trustee.

4.2   Form of Global Note.

10.1 Security Agreement, dated as of March 25, 2002, among the Company, certain subsidiaries of the Company and The Bank of New York, as Collateral Trustee.

10.2 Collateral Trust Agreement, dated as of March 25, 2002, entered into by the Company, certain subsidiaries of the Company and The Bank of New York, as Collateral Trustee.

12.1 Computation of Ratio of Earnings to Fixed Charges and Pro Forma Ratio of Earnings to Fixed Charges.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AVAYA INC.

Date: March 29, 2002                 By:   /s/ Pamela F. Craven
                                         ---------------------------------------
                                           Name: Pamela F. Craven
                                           Title: Senior Vice President, General
                                                      Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           -----------

4.1 Second Supplmental Indenture, dated as of March 28, 2002, between the Company and The Bank of New York, as Trustee.

4.2                      Form of Global Note.

10.1 Security Agreement, dated as of March 25, 2002, among the Company, certain subsidiaries of the Company and The Bank of New York, as Collateral Trustee.

10.2 Collateral Trust Agreement, dated as of March 25, 2002, entered into by the Company, certain subsidiaries of the Company and The Bank of New York, as Collateral Trustee.

12.1 Computation of Ratio of Earnings to Fixed Charges and Pro Forma Ratio of Earnings to Fixed Charges.